Defined benefit plan	12 Months Ended
Dec. 31, 2025
Defined benefit plan

12.	Defined benefit plan:

The principal assumptions used in determining the defined benefit obligation for the year ended December 31, 2025 are: discount rate of 6.39%, annual salary increase of 10%, retirement age is 57 years, mortality rate is based Table Mortalita Indonesia.

2025

Net benefit expense (recognized in profit or loss)

Current service cost	$21
Net interest on liabilities	11
Net benefits expense	$32

Changes in the present value of defined benefit obligations

Defined benefit obligation at December 31, 2024	$203
Current service cost	21
Net interest on liabilities	11
Acturial loss	54
Defined benefit obligation at December 31, 2025	$289

Intermap Technologies corporation

Notes to Consolidated Financial Statements

(In thousands of United States dollars, except per share information)

For the years ended December 31, 2025 and 2024	Page 21